UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2011
Lancaster Colony Corporation
(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37 West Broad Street Columbus, Ohio	43215

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-224-7141
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On August 4, 2011, Lancaster Colony Corporation issued a press release announcing the timing of its webcast and conference call related to the fiscal year and fourth quarter 2011 financial results and also announcing that its annual meeting will be held on Monday, November 21, 2011 in the Lilac meeting room at The Hilton Columbus at Easton, 3900 Chagrin Drive, Columbus, OH 43219 at 11:00 a.m. with a record date of Friday, September 23, 2011 for notice and voting at the meeting. The press release is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

99.1	Press Release dated August 4, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lancaster Colony Corporation (Registrant)
Date: August 4, 2011	By:	/s/ John L. Boylan
John L. Boylan
Treasurer, Vice President, Assistant Secretary, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit
Number	Description	Located at

99.1	Press Release dated August 4, 2011	Filed herewith